Exhibit 10.1

INCREMENTAL ASSUMPTION AGREEMENT dated as of June 9, 2021 (this “Agreement”), among CBRE SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CBRE LIMITED, a limited company organized under the laws of England and Wales (with company no: 3536032) (the “U.K. Borrower” and, together with the U.S. Borrower, the “Borrowers”), CBRE GROUP, INC., a Delaware corporation (“Holdings”), the INCREMENTAL REVOLVING CREDIT LENDERS party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent.

A.     Reference is made to the Credit Agreement dated as of October 31, 2017 (as amended, supplemented or modified prior to the date hereof, including by that certain Incremental Term Loan Assumption Agreement dated as of December 20, 2018 and that certain Incremental Term Loan Assumption Agreement dated as of March 4, 2019, the “Credit Agreement”), among the Borrowers, the other subsidiaries of Holdings party thereto as borrowers, Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent for the Lenders.

B.     Holdings and the Borrowers have requested that, on the Effective Date (as defined below), (i) the persons set forth on Schedule I hereto (together with their permitted successors and assigns, the “Incremental Domestic Revolving Credit Lenders”) provide Incremental Revolving Credit Commitments under the Credit Agreement (the “Incremental Domestic Revolving Credit Commitments”) to the U.S. Borrower in an aggregate principal amount equal to $330,000,000.00 and (ii) the persons set forth on Schedule II hereto (together with their permitted successors and assigns, the “Incremental U.K. Revolving Credit Lenders” and, together with the Incremental Domestic Revolving Credit Lenders, the “Incremental Revolving Credit Lenders”) provide Incremental Revolving Credit Commitments under the Credit Agreement (the “Incremental U.K. Revolving Credit Commitments” and, together with the Incremental Domestic Revolving Credit Commitments, the “Incremental Revolving Credit Commitments”) to the U.S. Borrower and the U.K. Borrower in an aggregate principal amount equal to $20,000,000.00.

C.     The Incremental Revolving Credit Lenders are willing to provide the Incremental Revolving Credit Commitments to the applicable Borrower or Borrowers, in each case, on the Effective Date and on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Terms Generally. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply mutatis mutandis to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and, to the extent it relates to the providing of Incremental Revolving Credit Commitments, an “Incremental Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

SECTION 2. Incremental Revolving Credit Commitments. (a) On the terms and subject to the conditions set forth herein and in the Credit Agreement and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, each Incremental Revolving Credit Lender agrees, severally and not jointly, to provide, on the Effective Date, Incremental Revolving Credit Commitments to the applicable Borrower or Borrowers in an aggregate principal amount not to exceed its Incremental Revolving Credit Commitments hereunder.

(b)     The Borrowers shall use the proceeds of new Revolving Loans to be made by the Incremental Revolving Credit Lenders in accordance with their Incremental Revolving Credit Commitments from time to time for working capital and other general corporate purposes as permitted under the Credit Agreement.

SECTION 3. Terms and Conditions. (a) For all purposes of the Credit Agreement and the other Loan Documents, (i) the Incremental Domestic Revolving Credit Commitments shall constitute Specified Incremental Revolving Credit Commitments and Domestic Revolving Credit Commitments, the Incremental Domestic Revolving Credit Lenders shall be Domestic Revolving Credit Lenders, and Borrowings under the Incremental Domestic Revolving Credit Commitments shall constitute Domestic Revolving Loans and Revolving Loans and (ii) the Incremental U.K. Revolving Credit Commitments shall constitute Specified Incremental Revolving Credit Commitments and U.K. Revolving Credit Commitments, the Incremental U.K. Revolving Credit Lenders shall be U.K. Revolving Credit Lenders, and Borrowings under the Incremental U.K. Revolving Credit Commitments shall constitute U.K. Revolving Loans and Revolving Loans. As of the Effective Date, the Incremental Domestic Revolving Credit Commitments and the Incremental U.K. Revolving Credit Commitments, and, in each case, the Borrowings thereunder, shall have the terms set forth in the Credit Agreement and Section 2.25 of the Credit Agreement shall apply for the benefit of the Incremental Revolving Credit Commitments as if the Incremental Revolving Credit Commitments were the Revolving Credit Commitments referred to therein and the Incremental Revolving Loans as if the Incremental Revolving Loans were the Revolving Loans referred to therein. Holdings shall ensure that, immediately prior to the Effective Date, no Domestic Revolving Loans or U.K. Revolving Loans shall be outstanding.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto represents and warrants to the Administrative Agent, each Issuing Bank and each Incremental Revolving Credit Lender that:

(a)     This Agreement has been duly authorized, executed and delivered by such Loan Party, and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(b)     Each of the representations and warranties made by such Loan Party in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

(c)     No Event of Default or Default has occurred and is continuing as of the Effective Date after giving effect to this Agreement and the transactions contemplated hereby.

SECTION 5. Effectiveness. This Agreement, and the obligation of each Incremental Revolving Credit Lender to provide its Incremental Revolving Credit Commitments and to make extensions of credit thereunder, shall become effective as of the date on which each of the following conditions precedent shall have been satisfied (the “Effective Date”):

(a)     The Administrative Agent shall have received duly executed counterparts of this Agreement which, when taken together, bear the signatures of each Loan Party, each Issuing Bank and each Incremental Revolving Credit Lender.

(b)     Each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied, and the Administrative Agent shall have received a certificate to that effect dated as of the Effective Date and executed by a Responsible Officer of the U.S. Borrower.

(c)     As of the Effective Date, and after the providing of the Incremental Revolving Credit Commitments, Holdings is in pro forma compliance with Section 6.05 and Section 6.06 of the Credit Agreement, and the Administrative Agent shall have received a certificate to that effect dated as of the Effective Date and executed by a Responsible Officer of the U.S. Borrower.

(d)     The Administrative Agent shall have received (i) a favorable written opinion of (x) the General Counsel or Deputy General Counsel of the U.S. Borrower and (y) Simpson Thacher & Bartlett LLP, New York counsel for the Loan Parties and Allen & Overy LLP, U.K. counsel for the U.K. Borrower, in each case addressed to the Administrative Agent, the Issuing Banks and the Incremental Revolving Credit Lenders), (ii) board resolutions and (iii) customary officer’s certificates, in each case, with respect to each Loan Party in form and substance substantially consistent with those delivered on the Closing Date. Holdings and the U.S. Borrower hereby request each such counsel to deliver such opinion.

(e)     The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including all Upfront Fees (as defined below) and, to the extent invoiced one Business Day prior to the Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

(f)     The Administrative Agent shall have received, at least two (2) Business Days prior to the Effective Date, all documentation and other information reasonably requested by it (on behalf of itself or any Lender) at least five (5) Business Days prior to the Effective Date that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and to the extent that any Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 10.10.230 (the “Beneficial Ownership Regulation”), a certification regarding beneficial ownership in relation to, and signed by a Responsible Officer of, such Borrower.

SECTION 6. Acknowledgement of Loan Parties. Each of the Loan Parties party hereto hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof, and each of such Loan Parties hereby consents to the terms and conditions of this Agreement and the transactions contemplated hereby, and hereby affirms and confirms its Obligations under the Credit Agreement and its guarantee of the Obligations pursuant to the Guarantee Agreement, as applicable, and agrees that such Obligations and guarantee shall continue to be in full force and effect and shall inure to the benefit of the Lenders (including the Incremental Revolving Credit Lenders) in respect of the Obligations owed to them from time to time.

SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 8. Fees. On the Effective Date, in consideration of the agreements of the Incremental Revolving Credit Lenders contained in this Agreement, the Borrowers agree to pay to the Administrative Agent, in immediately available funds, for the account of each Incremental Revolving Credit Lender, an upfront fee (the “Upfront Fee”), in an amount equal to 0.15% of such Incremental Revolving Credit Lender’s aggregate Incremental Revolving Credit Commitments (whether used or unused) as in effect immediately after giving effect to this Agreement. Once paid, the Upfront Fees shall not be refundable under any circumstances.

SECTION 9. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or Guarantee Agreement, which shall remain in full force and effect. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any other Loan Document from any of its Obligations and liabilities thereunder. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SECTION 11. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12

SECTION 13. Jurisdiction; Consent to Service of Process. (a) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive general jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)     Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)     Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 14. Headings. Headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

CBRE SERVICES, INC.,

by	/s/ Madeleine Barber
	Name:	Madeleine Barber
	Title:	Senior Vice President, Corporate Finance

CBRE GROUP, INC.,

by	/s/ Madeleine Barber
	Name:	Madeleine Barber
	Title:	Senior Vice President, Corporate Finance

[Signature Page to Incremental Assumption Agreement]

CBRE LIMITED, a limited company organized under the laws of England and Wales,

by	/s/ D Mercado
	Name:	D Mercado
	Title:	Director

by	/s/ A Hetherington
	Name:	A Hetherington
	Title:	Director

[Signature Page to CBRE 2021 Incremental Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Authorized Signatory

by	/s/ Michael Dieffenbacher
	Name:	Michael Dieffenbacher
	Title:	Authorized Signatory

GOLDMAN SACHS BANK USA, as an Incremental Revolving Credit Lender,

by	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A., as an Incremental Revolving Credit Lender

by	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Signature Page to CBRE 2021 Incremental Assumption Agreement]

Consented to:

BANK OF AMERICA, N.A., as Issuing Bank,

By:	/s/ Suzanne E. Pickett
	Name:	Suzanne E. Pickett
	Title:	Senior Vice President

[Signature Page to CBRE 2021 Incremental Assumption Agreement]

Consented to:

WELLS FARGO BANK, N.A., as Issuing Bank,

By:	/s/ Charles D. Wilmot
	Name:	Charles D. Wilmot
	Title:	Senior Vice President

[Signature Page to CBRE 2021 Incremental Assumption Agreement]

Consented to:

JPMORGAN CHASE BANK, N.A., as Issuing Bank,

By:	/s/ Eric Guggenheimer
	Name:	Eric Guggenheimer
	Title:	Vice President

[Signature Page to CBRE 2021 Incremental Assumption Agreement]

SCHEDULE I

INCREMENTAL DOMESTIC REVOLVING CREDIT LENDERS

LENDER	AMOUNT
GOLDMAN SACHS BANK USA	$155,000,000.00
MORGAN STANLEY BANK, N.A.	$175,000,000.00

SCHEDULE II

INCREMENTAL U.K. REVOLVING CREDIT LENDERS

LENDER	AMOUNT
GOLDMAN SACHS BANK USA	$20,000,000.00